Exhibit 32

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

In connection with the Quarterly Report on Form 10-Q of Pyxus International, Inc. (the "Company") for the period ended September 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), to their knowledge, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 11, 2025

/s/ J. Pieter Sikkel
J. Pieter Sikkel President and Chief Executive Officer

/s/ Dustin L. Styons
Dustin L. Styons Executive Vice President and Chief Financial Officer